Cash And Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Summary of cash and cash equivalents
For the purpose of the cash flow statement, cash and cash equivalents comprise the following:

	At 31 December
In USD	2021	2020
Cash on hand	3,410	—
Cash at banks	4,083,466	7,648,482
Cash sweep account (*)	5,451,238	2,700,250
Bank overdraft	(8,391)	—

	9,529,723	10,348,732

*
Cash sweep account consists of highly liquid investments with original maturities of less than three months that are readily convertible to known amounts of cash with 24 hours’ notice with no loss of interest. These investments generate interest and dividend income as disclosed in Note 26. The average rate of interest and dividend income represented are insignificant.